HOLLAND SERIES FUND, INC.

HOLLAND BALANCED FUND

Supplement Dated August 18, 2008 to the
Prospectus dated January 28, 2008

The “Fee Table” on page 7 of the Prospectus is replaced with the following table:

Investor Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Holland Balanced Fund.

Shareholder Fees (fees paid directly from your investment) Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.75%
Distribution and/or Service Fees	None
Other Expenses	0.91
Total Annual Fund Operating Expenses	1.66*
____________

*           The Adviser has voluntarily agreed to waive its fee to the extent that the total annual operating expenses of the Fund exceed 1.50% (on an annualized basis) of the Fund’s average daily net assets. The Adviser may discontinue this cap on total expenses at any time, at its sole discretion.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE